SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                       April 8, 1998 (April 8, 1998)
              ------------------------------------------------
              Date of report (Date of earliest event reported)

                            Travelers Group Inc.
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

          Delaware              1-9924                  52-1568099
       --------------     ---------------------      ------------------
       (State of          (Commission File No.)      (IRS Employer
       Incorporation)                                Identification No.)

                            388 Greenwich Street
                          New York, New York 10013
        ------------------------------------------------------------
           (Address of Principal Executive Offices and Zip Code)

                               (212) 816-8000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)



                            TRAVELERS GROUP INC.
                                  Form 8-K


Item 5.  Other Events.

                  On April 5, 1998, Travelers Group Inc. and Citicorp agreed to combine in a merger of equals (the "Merger"). In connection with the Merger, the consolidated financial statements of Citicorp and its subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997 are being filed as Exhibit
99.01 to this Form 8-K and are incorporated herein by reference. Certain pro forma financial information with respect to the proposed transaction is being filed as Exhibit 99.02 to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)     Exhibits.

Exhibit No.                Description

 23.01                     Consent of KPMG Peat Marwick LLP.

 99.01 Consolidated balance sheets of Citicorp and its subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, together with the notes thereto and the report of the independent auditors.

 99.02 Unaudited Pro Forma Condensed Combined Statement of Financial Position as of December 31, 1997, Unaudited Pro Forma Condensed Combined
                           Statements of Income for the years ended
                           December 31, 1997, 1996 and 1995, and the notes thereto.



                                 SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 8, 1998

                                        TRAVELERS GROUP INC.

                                        By: /s/ William T. Bozarth
                                            ____________________________
                                             Name: William T. Bozarth
                                             Title: Vice President



                               EXHIBIT INDEX

Exhibit No.                Description

  23.01                    Consent of KPMG Peat Marwick LLP.

  99.01 Consolidated balance sheets of Citicorp and its subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, together with the notes thereto and the report of the independent auditors.

  99.02 Unaudited Pro Forma Condensed Combined Statement of Financial Position as of December 31, 1997, Unaudited Pro Forma Condensed Combined
                           Statements of Income for the years ended
                           December 31, 1997, 1996 and 1995, and the notes thereto.